UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report JUNE 30, 2019

Ticker
	Class A	Class B	Class C	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Accumulative Fund	IATAX	IATBX	IATCX	IATIX	IATNX	IATLX	IATYX

Ivy Wilshire Global Allocation Fund	IWGAX	IWGBX	IWGCX	IWGIX	IWGNX	IWGRX	IWGYX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information.

2

PRESIDENT’S LETTER	IVY FUNDS

JUNE 30, 2019 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

We saw a little bit of everything during the fiscal period. The first quarter of the fiscal year was relatively calm, while we witnessed dramatic market volatility and the worst quarter for U.S. equities since 2011 to end 2018. Equity markets roared back following the sharp correction, with the S&P 500 Index advancing 17% so far in 2019, as of June 30, and every sector posting gains. The rally had a pro-cyclical component as information technology, consumer discretionary and industrials delivered the strongest sector returns while energy and health care were the laggards.

The U.S. economy remains relatively healthy and is now in the longest economic expansion in U.S. history despite uncertainty about trade and signs of global weakening. We believe the underlying fundamentals — a robust job market, rising wages and low inflation — support continued growth during the rest of 2019. However, U.S. trade policy remains a wildcard and poses a major threat to the current expansion.

The U.S. Federal Reserve (Fed) has held steady on interest rates thus far in 2019. However, increasing pressures from trade turmoil and uncertainty around the strength of global growth is likely to lead the Fed to become more accommodative, leading to interest rate cuts in the second half of the calendar year.

Emerging markets faced multiple headwinds over the fiscal year, namely a strong dollar, China’s focus on deleveraging and regulation, trade wars, volatile energy prices and increased geopolitical risks. Despite near-term concerns and likely volatility across the global equity market, we believe the long-term fundamentals in emerging markets will continue to offer opportunities. By comparison, U.S. equities broadly have benefitted from a more attractive growth rate, which was the result of tax reform, lower regulatory pressures and repatriation of overseas earnings.

Looking ahead, we believe equities face intensifying headwinds as the pace of global growth slows and trade turmoil lingers. As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and every investor, we think the innovation and management skill within individual companies are the ultimate drivers of long-term stock prices.

Economic Snapshot

	6/30/2019	6/30/2018
S&P 500 Index	2,941.76	2,718.37
MSCI EAFE Index	1,922.30	1,958.64
10-Year Treasury Yield	2.00%	2.85%
U.S. unemployment rate	3.7%	4.0%
30-year fixed mortgage rate	3.73%	4.55%
Oil price per barrel	$58.47	$74.15

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate crude grade.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2019	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2019.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-18	Ending Account Value 6-30-19	Expenses Paid During Period*	Beginning Account Value 12-31-18	Ending Account Value 6-30-19	Expenses Paid During Period*
Ivy Accumulative Fund
Class A	$1,000	$1,242.10	$6.17	$1,000	$1,019.32	$5.55	1.10%
Class B**	$1,000	$1,233.80	$12.62	$1,000	$1,013.48	$11.38	2.28%
Class C	$1,000	$1,235.60	$11.40	$1,000	$1,014.56	$10.27	2.06%
Class I	$1,000	$1,242.70	$4.82	$1,000	$1,020.50	$4.34	0.87%
Class N	$1,000	$1,244.40	$4.15	$1,000	$1,021.12	$3.74	0.74%
Class R	$1,000	$1,239.70	$8.17	$1,000	$1,017.46	$7.36	1.48%
Class Y	$1,000	$1,240.60	$6.16	$1,000	$1,019.31	$5.55	1.10%

See footnotes on page 5.

4	ANNUAL REPORT	2019

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-18	Ending Account Value 6-30-19	Expenses Paid During Period*	Beginning Account Value 12-31-18	Ending Account Value 6-30-19	Expenses Paid During Period*
Ivy Wilshire Global Allocation Fund
Class A	$1,000	$1,111.00	$2.11	$1,000	$1,022.83	$2.02	0.40%
Class B**	$1,000	$1,106.60	$7.79	$1,000	$1,017.43	$7.46	1.48%
Class C	$1,000	$1,108.20	$6.01	$1,000	$1,019.10	$5.75	1.15%
Class I	$1,000	$1,113.80	$0.32	$1,000	$1,024.46	$0.30	0.07%
Class N	$1,000	$1,113.90	$0.32	$1,000	$1,024.46	$0.30	0.07%
Class R	$1,000	$1,109.60	$2.95	$1,000	$1,021.99	$2.83	0.57%
Class Y	$1,000	$1,112.50	$1.69	$1,000	$1,023.19	$1.62	0.32%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2019, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2019	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	IVY ACCUMULATIVE FUND

(UNAUDITED)

Gustaf C. Zinn

John Bichelmeyer

Below, Gustaf C. Zinn, CFA, and John Bichelmeyer, CFA, the co-portfolio managers of Ivy Accumulative Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2019. Mr. Zinn and Mr. Bichelmeyer became co-portfolio managers of the Fund in December 2018 when Barry Ogden, CFA, left the firm. Mr. Zinn and Mr. Bichelmeyer have 21 and 22 years of industry experience, respectively.

Fiscal Year Performance

For the 12 Months Ended June 30, 2019
Ivy Accumulative Fund (Class A shares at net asset value)	13.86%
Ivy Accumulative Fund (Class A shares, including sales charges)	7.30%

Benchmarks and Morningstar/Lipper averages
S&P 500 Index	10.42%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Russell 3000 Growth Index	10.60%
(Generally reflects the performance of stocks across all market capitalizations)
Morningstar Large Growth Category Average	10.02%
(Generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Multi-Cap Growth Funds Universe Average	10.23%
(Generally reflects the performance of the universe of funds with similar investment objectives)

The Russell 3000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark effective February 21, 2019 to reflect a change to the Fund’s strategy, which now applies a growth-oriented investment philosophy to identify high-quality companies across all market capitalizations.

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

The near automatic monthly increase in equity prices that started after the 2016 presidential election came to an abrupt halt during the fiscal year ended June 30, 2019. The year started with continued optimism about tax reform and the robust earnings boost associated with it. However, investor confidence quickly soured in the last quarter of calendar year 2018. There was a litany of investor concerns we believed caused this: White House instability, four consecutive quarterly interest rate hikes from the U.S. Federal Reserve (Fed) and decelerating global economic growth.

What resulted was a massive equity selloff. The S&P 500 Index, the Fund’s benchmark at the time, declined 9% for the month of December, resulting in the index’s worst performance for the final month of a calendar year since 1931. Perhaps there is no better lesson about the damage investors can do by reacting to short-term volatility in the stock market.

As dramatic as the end of 2018 was, equities had one of their best quarters in nearly a decade to start 2019. So what caused such a turnaround in a matter of weeks? A key factor was the sudden reversal on interest rates by the Fed announced by Chairman Jerome Powell in January. Market expectations swung from a belief that multiple rate hikes were in the cards for 2019 to the possibility the Fed would cut interest rates. This act knocked down a major headwind that monetary policy would end the current economic expansion, catapulting equities higher. This furious rally saw the S&P 500 Index retrace its losses and post near-record highs by the end of April.

The ongoing trade hostilities between the U.S. and China caused additionally volatility. However, the period ultimately ended on a high note on the resumption of trade talks between the world’s two largest economies and expectations for multiple cuts to the federal funds rate over the next 12 months.

Contributors and detractors

As of June 30, 2019, the Fund looks substantially different than it did one year ago. We made a conscious decision last December to take advantage of the Fund’s flexibility to invest in smaller and mid-cap companies. Since this transition occurred during the selloff of fourth quarter 2018, we took advantage of the opportunity to buy high-quality, growth-focused companies at attractive valuations. This shift in investment philosophy also included a change to the Fund’s benchmark from the S&P 500 Index to the Russell 3000 Growth Index, which occurred in February.

The Fund gained 13.86% for the 12-month period ended June 30, 2019, outperforming both the old and new benchmarks, as well as its peer universe. Looking in greater detail at the head-to-head performance vs. each benchmark, the Fund outperformed the S&P 500 Index between July 1, 2018 — February 21, 2019; and the Russell 3000 Growth Index from February 21 — June 30, 2019.

6	ANNUAL REPORT	2019

When looking at performance relative to the benchmark, the Fund benefited primarily from strong stock selection; however, sector allocation was also a positive contributor. The information technology sector had a dominating impact on relative performance for the period, contributing over half of the Fund’s yearly return. Areas of strength in this sector included cloud software, semiconductors, internet security and financial technology/services. The communication services and industrials sectors also contributed nicely to performance. Strength in these two sectors was mainly due to several key holdings delivering financial results that exceeded expectations.

On the negative side energy was the only sector that detracted from performance. This sector continues to suffer from a supply/demand imbalance that appears unlikely to ease anytime soon.

It is important to keep in mind that when we construct the portfolio, we consider the benchmark weights, but do not manage to them. The Fund is constructed on a name-by-name basis, which means it is not uncommon to have sector weights that deviate from the index. Areas we commonly feel have some of the best long-term, structural growth opportunities include information technology, health care and communication services. The Fund’s weightings in these sectors typically reflect this belief.

When compared to one year ago, the Fund meaningfully increased its weighting within information technology, while reducing exposure in consumer staples, energy and financials on a relative basis. In addition, our weighting in companies less than $10 billion in market capitalization has increased considerably, with exposure centered on attractive growth areas: cloud software, financial technology, health care equipment/technology, animal health and internet retail/services.

Outlook

As we evaluate the prospects for the year ahead, a few market moving topics are top of mind: the trade relationship between the U.S. and China, prospects for slowing economic growth, interest rates and the 2020 elections. If there is one thing the last 12 months has reminded us, it is anything can happen. There will be more twists and turns than one can reasonably predict; thus, our goal is not to discern the outcomes of each of these macroeconomic factors ahead of time.

Investors should never underestimate the market’s ability to climb the proverbial wall of worry. Given the market’s strength, we remain vigilant by continually probing for evidence of thesis-altering information for the Fund’s holdings. We realize that market corrections like December 2018 will most certainly occur again. As such, we remain disciplined when looking for new opportunities. We will continue to rely on our fundamental, research-driven investment process to guide us in our mission of seeking out high-quality companies that have a positive long-term outlook for sustained, durable growth in revenues, cash flow and/or earnings.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Accumulative Fund.

2019	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS	IVY ACCUMULATIVE FUND

ALL DATA IS AS OF JUNE 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	98.1%
Information Technology	35.3%
Health Care	18.2%
Consumer Discretionary	12.7%
Communication Services	11.0%
Industrials	9.9%
Consumer Staples	3.4%
Financials	3.3%
Real Estate	2.3%
Materials	2.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.9%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Walt Disney Co. (The)	Communication Services	Movies & Entertainment
Boeing Co. (The)	Industrials	Aerospace & Defense
Elanco Animal Health, Inc.	Health Care	Pharmaceuticals
Fiserv, Inc.	Information Technology	Data Processing & Outsourced Services
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Danaher Corp.	Health Care	Health Care Equipment
Take-Two Interactive Software, Inc.	Communication Services	Interactive Home Entertainment
Gardner Denver Holdings, Inc.	Industrials	Industrial Machinery

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

8	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY ACCUMULATIVE FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 6-30-19	7.30%	8.53%	12.88%	14.07%	14.31%	13.52%	13.87%
5-year period ended 6-30-19	8.03%	7.88%	8.25%	9.56%	—	—	—
10-year period ended 6-30-19	12.44%	12.00%	11.97%	13.38%	—	—	—
Since Inception of Class through 6-30-19(5)	—	—	—	—	12.02%	11.20%	11.62%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	2-26-18 for Class N shares, 2-26-18 for Class R shares and 2-26-18 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)

The Russell 3000 Growth Index replaced the S&P 500 Index as the Fund’s benchmark effective February 21, 2019 to reflect a change to the Fund’s strategy, which now applies a growth-oriented investment philosophy to identify high-quality companies across all market capitalizations.

2019	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	IVY ACCUMULATIVE FUND (in thousands)

JUNE 30, 2019

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 4.4%
Electronic Arts, Inc. (A)	250	$25,295
Take-Two Interactive Software, Inc. (A)	320	36,295

		61,590

Movies & Entertainment – 6.6%
Live Nation, Inc. (A)	320	21,232
Spotify Technology S.A. (A)	158	23,168
Walt Disney Co. (The)	348	48,579

		92,979

Total Communication Services – 11.0%		154,569
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.8%
lululemon athletica, Inc. (A)	142	25,554

Automotive Retail – 1.8%
O’Reilly Automotive, Inc. (A)	70	25,742

Internet & Direct Marketing Retail – 5.1%
Amazon.com, Inc. (A)	27	51,317
Farfetch Ltd., Class A (A)	976	20,307

		71,624

Restaurants – 2.2%
Domino’s Pizza, Inc.	112	31,223

Specialized Consumer Services – 1.8%
ServiceMaster Global Holdings, Inc. (A)	470	24,487

Total Consumer Discretionary – 12.7%		178,630
Consumer Staples

Distillers & Vintners – 1.3%
MGP Ingredients, Inc. (B)	266	17,638

Hypermarkets & Super Centers – 2.1%
Costco Wholesale Corp.	112	29,571

Total Consumer Staples – 3.4%		47,209
Financials

Financial Exchanges & Data – 2.3%
MarketAxess Holdings, Inc.	99	31,949

Investment Banking & Brokerage – 1.0%
Tradeweb Markets, Inc., Class A	325	14,238

Total Financials – 3.3%		46,187
Health Care

Health Care Equipment – 10.0%
Danaher Corp.	268	38,331
DexCom, Inc. (A)	215	32,231
Insulet Corp. (A)	229	27,278
Intuitive Surgical, Inc. (A)	37	19,304

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment (Continued)
Tactile Systems Technology, Inc. (A)	405	$23,024

		140,168

Health Care Supplies – 1.6%
Align Technology, Inc. (A)	85	23,210

Health Care Technology – 1.8%
Tabula Rasa HealthCare, Inc. (A)(B)	496	24,775

Pharmaceuticals – 4.8%
Aerie Pharmaceuticals, Inc. (A)	761	22,486
Elanco Animal Health, Inc. (A)	1,323	44,714

		67,200

Total Health Care – 18.2%		255,353
Industrials

Aerospace & Defense – 3.3%
Boeing Co. (The)	128	46,630

Industrial Machinery – 4.2%
Gardner Denver Holdings, Inc. (A)	1,040	35,980
Kornit Digital Ltd. (A)	725	22,967

		58,947

Research & Consulting Services – 2.4%
CoStar Group, Inc. (A)	62	34,352

Total Industrials – 9.9%		139,929
Information Technology

Application Software – 10.2%
Adobe, Inc. (A)	115	33,855
Five9, Inc. (A)	606	31,092
Intuit, Inc.	87	22,736
Mimecast Ltd. (A)	696	32,524
Q2 Holdings, Inc. (A)	297	22,710

		142,917

Data Processing & Outsourced Services – 7.8%
Fiserv, Inc. (A)	467	42,581
MasterCard, Inc., Class A	156	41,240
PayPal, Inc. (A)	227	26,028

		109,849

Internet Services & Infrastructure – 5.0%
8x8, Inc. (A)	1,315	31,682
Fastly, Inc., Class A (A)	623	12,634
GoDaddy, Inc., Class A (A)	375	26,327

		70,643

IT Consulting & Other Services – 1.9%
Chegg, Inc. (A)	694	26,766

Semiconductors – 4.0%
Analog Devices, Inc.	158	17,856
nLight, Inc. (A)	835	16,032
QUALCOMM, Inc.	294	22,364

		56,252

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 6.4%
Microsoft Corp.	674	$90,276

Total Information Technology – 35.3%		496,703
Materials

Specialty Chemicals – 2.0%
Sherwin-Williams Co. (The)	62	28,231

Total Materials – 2.0%		28,231
Real Estate

Specialized REITs – 2.3%
Equinix, Inc.	65	32,880

Total Real Estate – 2.3%		32,880

TOTAL COMMON STOCKS – 98.1%		$1,379,691
(Cost: $1,103,012)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 1.9%
McCormick & Co., Inc.:
2.492%, 7-9-19	$5,000	4,996
3.100%, 7-11-19	8,000	7,993
Sonoco Products Co.,
2.531%, 7-1-19	4,946	4,945
Walgreens Boots Alliance, Inc.,
2.840%, 7-16-19	3,895	3,890
Wisconsin Gas LLC,
2.940%, 7-17-19	5,000	4,993

		26,817

Master Note – 0.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.620%, 7-5-19 (D)	4,332	4,332

	Shares

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 2.360%, (E)(F)	8,577	8,577

TOTAL SHORT-TERM SECURITIES – 2.8%		$39,726
(Cost: $39,732)

TOTAL INVESTMENT SECURITIES – 100.9%		$1,419,417
(Cost: $1,142,744)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.9)%		(13,201)

NET ASSETS – 100.0%		$1,406,216

10	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	IVY ACCUMULATIVE FUND (in thousands)

JUNE 30, 2019

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $21,400 are on loan.

(C)	Rate shown is the yield to maturity at June 30, 2019.

(D)

Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Investment made with cash collateral received from securities on loan.

(F)	Rate shown is the annualized 7-day yield at June 30, 2019.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,379,691	$—	$—
Short-Term Securities	8,577	31,149	—
Total	$1,388,268	$31,149	$—

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	11

MANAGEMENT DISCUSSION	IVY WILSHIRE GLOBAL ALLOCATION FUND

(UNAUDITED)

Chace Brundige

W. Jeffery Surles

Nathan Palmer

Anthony Wicklund

Ivy Wilshire Global Allocation Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by Wilshire Associates Incorporated (Wilshire Associates). Wilshire Associates manages the multi-asset segment of the Fund that invests in affiliated mutual funds. IICO develops the universe of affiliated mutual funds, which Wilshire Associates may consider when making asset allocation decisions for the Fund, and manages the Fund’s other holdings. Below, portfolio managers Nathan Palmer, CFA, and Anthony Wicklund, CFA, CAIA, of Wilshire Associates; and F. Chace Brundige, CFA, and W. Jeffery Surles, CFA, of IICO discuss positioning, performance and results for the fiscal year ended June 30, 2019. Mr. Palmer and Mr. Wicklund have managed the Fund since 2017. Mr. Palmer has 22 years of industry experience and Mr. Wicklund has 18 years of industry experience. Mr. Brundige has managed the Fund since 2014 and has 26 years of industry experience. Mr. Surles has managed the Fund since 2018 and has 18 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2019
Ivy Wilshire Global Allocation Fund (Class A shares at net asset value)	3.52%
Ivy Wilshire Global Allocation Fund (Class A shares including sales charges)	-2.46%

Benchmark(s) and Morningstar/Lipper averages
MSCI ACWI Index	5.74%
(generally reflects the performance of stocks in developed and emerging market countries)
Bloomberg Barclays Multiverse USD Hedged Index	7.89%
(generally reflects the performance of global bond markets across investment grade and high yield securities)
65% MSCI ACWI / 35% Bloomberg Barclays Multiverse USD Hedged Index	6.83%
(generally reflects the performance of a custom blend of global stock markets across developed and emerging market countries, and global bond markets across investment grade and high yield securities)
Morningstar World Allocation Universe Average	3.05%
(generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Flexible Portfolio Funds Universe Average	2.88%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Positive results, but a Bumpy Ride

Although the Fund had a positive return for the fiscal year ended June 30, 2019, the year was noteworthy for the number of strong moves in the markets. The all-equity MSCI ACWI Index recorded only three individual months with losses, but each decline was more than 5.9%. Those negative months were balanced by four months with gains of 3.0% or more, including two months greater than 6.5%. A number of factors led to increased market volatility, including a change in the U.S. interest rate outlook, slowing U.S. corporate earnings growth and continued global trade tensions.

Volatility returned to the equity markets in late 2017 and continued into 2018 and 2019. Volatility can create compelling investment opportunities for active investment managers, but can also lead to near-term pain as portfolios are reoriented. Continued trade tensions between the U.S. and several global trading partners, most notably China, kept the market on edge during the fiscal year. The effects of the 2017 U.S. tax cut began to wane and corporate earnings growth slowed considerably, adding uncertainty to the outlook for many individual stocks. Growth stocks continued to outperform value stocks globally, with the energy sector serving as a notable drain on domestic value equities. Disappointing results from shale oil drilling companies dampened enthusiasm for domestic energy producers. Despite sanctions on Venezuela and Iran, the price of Brent crude oil fell 14.15% during the fiscal year and hurt energy equities. Emerging market equities performed in line with developed, non-U.S. equities during the fiscal year, but lagged domestic equities. Despite the fundamental cheapness of many global currencies, trade war rhetoric and actions weighed on the currencies of many U.S. trading partners and served as a headwind for foreign equity returns during much of the fiscal year.

Although economic growth is slowing or at a low rate in many foreign developed markets, corporate earnings growth expectations exceed the outlook for U.S. corporations in many countries. The expected earnings-per-share (EPS) growth for

12	ANNUAL REPORT	2019

the MSCI Europe Index is higher in 2019 than it was in 2018 and more than twice the growth anticipated in the S&P 500 Index. Although monetary policy remains loose in Europe, corporations did not benefit from massive fiscal stimulus on the scale of U.S. tax cuts and thus the pace of earnings growth may be more sustainable.

The U.S. Federal Reserve (Fed) seeks to focus on economic fundamentals, but there has been a growing recognition that market expectations and reactions can affect future economic results. Chairman Jerome Powell appeared to become more sensitive to market perception and the Fed modified its message to show sensitivity to market perceptions. Not only did the Fed indicate it no longer intends to raise interest rates and tighten monetary policy, the expectation is that there may be two or three interest rate cuts of 0.25 percentage point each by the end of first-quarter 2020. We believe global equity markets are likely to remain sensitive to changes in U.S. interest rates.

Balancing allocations in volatile markets

The Fund reported a positive return for the fiscal year and outpaced the average return of its category peers, but lagged the return of its blended benchmark index.

The Fund ended the fiscal year with about 36% of its assets allocated to fixed income products, about 29% allocated to domestic equity products and about 35% allocated to foreign equity and global real estate products. Among the underlying affiliated mutual funds, Ivy International Core Equity Fund was the largest allocation at the close of the fiscal year at about 16%, followed by Ivy Securian Core Bond Fund at about 10%.

For the fiscal year, the largest contributors to performance were the Fund’s allocations to Ivy Large Cap Growth Fund, Ivy Securian Core Bond Fund and Ivy Value Fund. From an allocation standpoint, our decision to overweight exposure to foreign equities and global real estate detracted from performance as U.S. equity markets continued to outpace developed international and emerging markets equities during the fiscal year. The Fund was negatively impacted by its exposure to U.S. dollar-hedged fixed income securities issued in developed markets.

Looking for opportunities ahead

The Fund’s allowable allocation ranges are wide, but we anticipate equity investments will range from 45-85% and fixed income investments will range from 15-55% during most market environments. The Fund’s long-term strategic target is a 65% allocation to equities and 35% to global fixed income.

Although we trimmed exposure to emerging markets equities during the final quarter of the fiscal year, we continue to favor investment opportunities in foreign developed and emerging market equities relative to U.S. equities. The moderation of our large overweight to emerging markets equities versus foreign developed equities was based on valuations in emerging markets moving closer to fair value. We still favor emerging markets equities due to the relative cheapness of many emerging markets currencies, improved sentiment regarding emerging markets and the potential for strong returns if a constructive, long-term trade agreement between the U.S. and China is struck.

Domestically, we continue to favor value equities relative to growth equities. We believe value equities have similar earnings growth prospects as growth equities, but continue to not participate as much in market rallies. Additionally, value equities provide marginally more defensive exposure, while growth equity index returns have been propelled by a small number of names, some of whom may become subject to enhanced regulatory scrutiny. We are positioning for mean reversion in favor of value equities.

Within fixed income, we no longer favor government securities over credit issues, nor are we underweight duration. Although we believe that government securities provide important portfolio protection, we do not believe they currently provide risk-adjusted return opportunities that exceed those offered by credit issues. In addition, the move back to neutral duration posture has enhanced the defensive characteristics of the portfolio, since duration traditionally has a negative correlation to equities during periods of market stress.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

The ability of the Fund to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Fund is subject to the same risks as those of the underlying funds it holds.

2019	ANNUAL REPORT	13

Although asset allocation among different underlying funds and asset categories generally tends to limit risk and exposure to any one underlying fund, the risk remains that the allocation of assets may skew toward an underlying fund that performs poorly relative to the Fund’s other investments, or to the market as a whole, which would result in the Fund performing poorly.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Investing in companies involved in one specified sector, country or market capitalization may be more risky and volatile than an investment with greater diversification. The Fund attempts to diversify by investing in a variety of underlying funds, however, certain funds may have correlated risks that are not foreseen or unintended.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Wilshire Global Allocation Fund.

14	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	IVY WILSHIRE GLOBAL ALLOCATION FUND

ALL DATA IS AS OF JUNE 30, 2019 (UNAUDITED)

Asset Allocation

Stocks	0.1%
Consumer Discretionary	0.1%
Affiliated Mutual Funds	99.1%
Ivy International Core Equity Fund, Class N	15.8%
Ivy Securian Core Bond Fund, Class N	10.2%
Ivy Emerging Markets Equity Fund, Class N	8.2%
Ivy Value Fund, Class N	7.8%
Ivy Pictet Targeted Return Bond Fund, Class N	6.1%
Ivy Large Cap Growth Fund, Class N	5.1%
Ivy Pzena International Value Fund, Class N	4.8%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.5%
Ivy International Small Cap Fund, Class N	4.4%
Ivy Apollo Strategic Income Fund, Class N	4.0%
Ivy Corporate Bond Fund, Class N	3.6%
Ivy Government Securities Fund, Class N	3.1%

Ivy PineBridge High Yield Fund, Class N	3.0%
Ivy Pictet Emerging Markets Local Currency Debt Fund, Class N	3.0%
Ivy Core Equity Fund, Class N	2.5%
Ivy Small Cap Core Fund, Class N	2.0%
Ivy Mid Cap Growth Fund, Class N	2.0%
Ivy Global Bond Fund, Class N	2.0%
Ivy Mid Cap Income Opportunities Fund, Class N	2.0%
Ivy LaSalle Global Real Estate Fund, Class N	2.0%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	2.0%
Ivy Small Cap Growth Fund, Class N	1.0%
Bonds	0.3%
Corporate Debt Securities	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.5%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2019	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY WILSHIRE GLOBAL ALLOCATION FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class N	Class R	Class Y
1-year period ended 6-30-19	-2.46%	-1.32%	2.91%	3.98%	3.95%	3.36%	3.63%
5-year period ended 6-30-19	-0.87%	-0.84%	-0.48%	0.64%	—	—	—
10-year period ended 6-30-19	5.18%	4.98%	4.95%	6.13%	—	—	—
Since Inception of Class through 6-30-19(5)	—	—	—	—	0.81%	0.30%	0.58%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	2-26-18 for Class N shares, 2-26-18 for Class R shares and 2-26-18 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2019

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY WILSHIRE GLOBAL ALLOCATION FUND (in thousands)

JUNE 30, 2019

COMMON STOCKS	Shares		Value
Consumer Discretionary

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B (A)	—	*	$—

Leisure Products – 0.1%
Media Group Holdings LLC, Series H (A)(B)(C)(D)(E)	73		—	*
Media Group Holdings LLC, Series T (A)(B)(C)(D)(E)	9		1,284

			1,284

Total Consumer Discretionary – 0.1%			1,284

TOTAL COMMON STOCKS – 0.1%			$1,284
(Cost: $70,024)

AFFILIATED MUTUAL FUNDS
Ivy Apollo Strategic Income Fund, Class N	4,997		50,115
Ivy Core Equity Fund, Class N	1,912		30,890
Ivy Corporate Bond Fund, Class N	7,116		45,472
Ivy Emerging Markets Equity Fund, Class N	5,238		104,022
Ivy Global Bond Fund, Class N	2,587		25,688
Ivy Government Securities Fund, Class N	6,970		38,477
Ivy International Core Equity Fund, Class N	11,569		198,878
Ivy International Small Cap Fund, Class N	5,002		56,017

AFFILIATED MUTUAL FUNDS (Continued)	Shares	Value
Ivy Large Cap Growth Fund, Class N	2,457	$63,703
Ivy LaSalle Global Real Estate Fund, Class N	2,293	25,319
Ivy Mid Cap Growth Fund, Class N	870	25,343
Ivy Mid Cap Income Opportunities Fund, Class N	1,708	24,970
Ivy Pictet Emerging Markets Local Currency Debt Fund, Class N	4,282	38,283
Ivy Pictet Targeted Return Bond Fund, Class N	7,582	76,805
Ivy PineBridge High Yield Fund, Class N	3,803	37,610
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	2,286	25,082
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4,658	57,202
Ivy Pzena International Value Fund, Class N	3,962	61,052
Ivy Securian Core Bond Fund, Class N	11,837	128,783
Ivy Small Cap Core Fund, Class N	1,287	24,948
Ivy Small Cap Growth Fund, Class N	508	12,596
Ivy Value Fund, Class N	4,202	98,821

TOTAL AFFILIATED MUTUAL FUNDS – 99.1%		$1,250,076
(Cost: $1,224,618)

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Leisure Facilities – 0.3%
Circuit of the Americas LLC, Series D, 0.000%, 10-2-23 (F)	$7,285	$4,054

Total Consumer Discretionary – 0.3%		4,054

TOTAL CORPORATE DEBT SECURITIES – 0.3%		$4,054
(Cost: $5,939)

SHORT-TERM SECURITIES
Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.620%, 7-5-19 (G)	5,741	5,741

TOTAL SHORT-TERM SECURITIES – 0.5%		$5,741
(Cost: $5,741)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,261,155
(Cost: $1,306,322)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		71

NET ASSETS – 100.0%		$1,261,226

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At June 30, 2019, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	73	$50,887	$—	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	9	19,137	1,284

			$70,024	$1,284

The	total value of these securities represented 0.1% of net assets at June 30, 2019.

(C)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 5 of the Notes to Financial Statements.

(D)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)	Zero coupon bond.

(G)

Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

2019	ANNUAL REPORT	17

CONSOLIDATED SCHEDULE OF INVESTMENTS	IVY WILSHIRE GLOBAL ALLOCATION FUND (in thousands)

JUNE 30, 2019

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$1,284
Affiliated Mutual Funds	1,250,076	—	—
Corporate Debt Securities	—	4,054	—
Short-Term Securities	—	5,741	—
Total	$1,250,076	$9,795	$1,284

During the year ended June 30, 2019, there were no transfers in or out of Level 3.

The following acronym is used throughout this schedule:

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

18	ANNUAL REPORT	2019

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF JUNE 30, 2019

(In thousands, except per share amounts)	Ivy Accumulative Fund	Ivy Wilshire Global Allocation Fund(1)
ASSETS
Investments in unaffiliated securities at value+^	$1,419,417	$9,795
Investments in affiliated securities at value+	—	1,251,360
Investments at Value	1,419,417	1,261,155
Cash	1	28
Investment securities sold receivable	—	2,373
Dividends and interest receivable	55	275
Capital shares sold receivable	605	447
Receivable from affiliates	50	217
Receivable from securities lending income – net	3	—
Prepaid and other assets	95	69
Total Assets	1,420,226	1,264,564

LIABILITIES
Cash collateral on securities loaned at value	8,577	—
Investment securities purchased payable	2,280	—
Capital shares redeemed payable	2,298	2,763
Independent Trustees and Chief Compliance Officer fees payable	535	394
Distribution and service fees payable	24	18
Shareholder servicing payable	175	123
Investment management fee payable	79	6
Accounting services fee payable	23	15
Other liabilities	19	19
Total Liabilities	14,010	3,338
Total Net Assets	$1,406,216	$1,261,226

NET ASSETS
Capital paid in (shares authorized – unlimited)	$1,026,536	$1,295,310
Accumulated earnings gain (loss)	379,680	(34,084)
Total Net Assets	$1,406,216	$1,261,226

CAPITAL SHARES OUTSTANDING:
Class A	107,882	101,041
Class B	104	480
Class C	366	1,384
Class I	24,499	51,898
Class N	24	29
Class R	24	29
Class Y	24	29

NET ASSET VALUE PER SHARE:
Class A	$10.57	$8.11
Class B	$8.55	$7.58
Class C	$8.81	$7.68
Class I	$10.65	$8.22
Class N	$10.59	$8.12
Class R	$10.55	$8.10
Class Y	$10.57	$8.11

+COST
Investments in unaffiliated securities at cost	$1,142,744	$11,680
Investments in affiliated securities at cost	—	1,294,642

^Securities loaned at value	21,400	—

(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	19

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED JUNE 30, 2019

(In thousands)	Ivy Accumulative Fund	Ivy Wilshire Global Allocation Fund(1)
INVESTMENT INCOME
Dividends from unaffiliated securities	$13,507	$—
Dividends from affiliated securities	—	31,130
Interest and amortization from unaffiliated securities	1,253	98
Securities lending income – net	419	—
Total Investment Income	15,179	31,228

EXPENSES
Investment management fee	9,246	727
Distribution and service fees:
Class A	2,746	2,191
Class B	11	47
Class C	28	120
Class R	1	1
Class Y	1	1
Shareholder servicing:
Class A	1,321	749
Class B	11	19
Class C	11	14
Class I	417	72
Class N	— *	—	*
Class R	1	—	*
Class Y	— *	—	*
Registration fees	131	133
Custodian fees	25	8
Independent Trustees and Chief Compliance Officer fees	136	116
Accounting services fee	271	180
Professional fees	43	56
Other	110	182
Total Expenses	14,510	4,616
Less:
Expenses in excess of limit	(106)	(497)
Total Net Expenses	14,404	4,119
Net Investment Income	775	27,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	180,115	25
Investments in affiliated securities	—	1,280
Distributions of realized capital gains from affiliated securities	—	43,565
Futures contracts	(2)	—
Written options	737	—
Foreign currency exchange transactions	—	—	*
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(5,397)	269
Investments in affiliated securities	—	(28,385)
Futures contracts	(86)	—
Written options	195	—
Foreign currency exchange transactions	—	(7)
Net Realized and Unrealized Gain	175,562	16,747
Net Increase in Net Assets Resulting from Operations	$176,337	$43,856

*	Not shown due to rounding.
(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Accumulative Fund		Ivy Wilshire Global Allocation Fund(1)
(In thousands)	Year ended 6-30-19	Year ended 6-30-18	Year ended 6-30-19	Year ended 6-30-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$775	$6,438	$27,109	$22,971
Net realized gain on investments	180,850	85,688	44,870	57,205
Net change in unrealized appreciation (depreciation)	(5,288)	59,161	(28,123)	26,369
Net Increase in Net Assets Resulting from Operations	176,337	151,287	43,856	106,545

Distributions to Shareholders From:
Net investment income:
Class A		(5,022)		(18,575)
Class B		—		(50)
Class C		—		(204)
Class I		(1,600)		(13,167)
Class N		—		—
Class R		—		—
Class Y		—		—
Net realized gains:
Class A		(74,552)		(55,287)
Class B		(140)		(490)
Class C		(395)		(1,422)
Class I		(16,451)		(31,172)
Class N		—		—
Class R		—		—
Class Y		—		—
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(116,331)		(63,026)
Class B	(127)		(315)
Class C	(315)		(805)
Class I	(26,154)		(35,071)
Class N	(29)		(18)
Class R	(27)		(17)
Class Y	(27)		(17)
Total Distributions to Shareholders	(143,010)	(98,160)	(99,269)	(120,367)
Capital Share Transactions	9,963	(116,231)	(209,532)	(206,238)
Net Increase (Decrease) in Net Assets	43,290	(63,104)	(264,945)	(220,060)
Net Assets, Beginning of Period	1,362,926	1,426,030	1,526,171	1,746,231
Net Assets, End of Period	$1,406,216	$1,362,926	$1,261,226	$1,526,171
Undistributed net investment income		$2,338		$6,297

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	21

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2019	$10.47	$0.00 *	$1.25	$1.25	$(0.05)	$(1.10)	$(1.15)
Year ended 6-30-2018	10.09	0.05	1.08	1.13	(0.05)	(0.70)	(0.75)
Year ended 6-30-2017	9.27	0.04	1.22	1.26	(0.03)	(0.41)	(0.44)
Year ended 6-30-2016	11.19	0.06	(0.48)	(0.42)	(0.07)	(1.43)	(1.50)
Year ended 6-30-2015	11.74	0.04	1.24	1.28	(0.02)	(1.81)	(1.83)
Class B Shares(4)
Year ended 6-30-2019	8.67	(0.09)	1.00	0.91	—	(1.03)	(1.03)
Year ended 6-30-2018	8.49	(0.07)	0.91	0.84	—	(0.66)	(0.66)
Year ended 6-30-2017	7.91	(0.06)	1.03	0.97	—	(0.39)	(0.39)
Year ended 6-30-2016	9.75	(0.05)	(0.42)	(0.47)	—	(1.37)	(1.37)
Year ended 6-30-2015	10.41	(0.09)	1.09	1.00	—	(1.66)	(1.66)
Class C Shares
Year ended 6-30-2019	8.90	(0.08)	1.04	0.96	—	(1.05)	(1.05)
Year ended 6-30-2018	8.70	(0.05)	0.92	0.87	—	(0.67)	(0.67)
Year ended 6-30-2017	8.08	(0.05)	1.06	1.01	—	(0.39)	(0.39)
Year ended 6-30-2016	9.93	(0.03)	(0.43)	(0.46)	—	(1.39)	(1.39)
Year ended 6-30-2015	10.59	(0.06)	1.10	1.04	—	(1.70)	(1.70)
Class I Shares
Year ended 6-30-2019	10.55	0.03	1.25	1.28	(0.08)	(1.10)	(1.18)
Year ended 6-30-2018	10.16	0.07	1.08	1.15	(0.07)	(0.69)	(0.76)
Year ended 6-30-2017	9.32	0.06	1.23	1.29	(0.04)	(0.41)	(0.45)
Year ended 6-30-2016	11.26	0.06	(0.46)	(0.40)	(0.11)	(1.43)	(1.54)
Year ended 6-30-2015	11.80	0.06	1.26	1.32	(0.05)	(1.81)	(1.86)
Class N Shares
Year ended 6-30-2019	10.48	0.04	1.25	1.29	(0.08)	(1.10)	(1.18)
Year ended 6-30-2018(6)	10.29	0.03	0.16	0.19	—	—	—
Class R Shares
Year ended 6-30-2019	10.45	(0.04)	1.26	1.22	(0.02)	(1.10)	(1.12)
Year ended 6-30-2018(6)	10.29	0.01	0.15	0.16	—	—	—
Class Y Shares
Year ended 6-30-2019	10.47	0.00 *	1.25	1.25	(0.05)	(1.10)	(1.15)
Year ended 6-30-2018(6)	10.29	0.00 *	0.18	0.18	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	Expense ratio based on the period excluding reorganization expenses was 2.29%.

(6)	For the period from February 26, 2018 (commencement of operations of the class) through June 30, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2018.

22	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2019	$10.57	13.86%	$1,141		1.11%		0.02%		—%	—%	123%
Year ended 6-30-2018	10.47	11.66	1,119		1.10		0.43		1.11	0.42	79
Year ended 6-30-2017	10.09	14.02	1,148		1.09		0.42		1.11	0.40	102
Year ended 6-30-2016	9.27	-3.99	1,125		1.07		0.59		1.12	0.54	102
Year ended 6-30-2015	11.19	12.19	1,447		1.06		0.32		1.11	0.27	113
Class B Shares(4)
Year ended 6-30-2019	8.55	12.47	1		2.29		-1.09		2.74	-1.54	123
Year ended 6-30-2018	8.67	10.35	1		2.34	(5)	-0.82		2.46	-0.94	79
Year ended 6-30-2017	8.49	12.62	2		2.29		-0.78		2.41	-0.90	102
Year ended 6-30-2016	7.91	-5.17	3		2.28		-0.62		2.31	-0.65	102
Year ended 6-30-2015	9.75	10.88	4		2.26		-0.89		2.29	-0.92	113
Class C Shares
Year ended 6-30-2019	8.81	12.88	3		2.07		-0.97		2.15	-1.05	123
Year ended 6-30-2018	8.90	10.45	3		2.07		-0.56		2.08	-0.57	79
Year ended 6-30-2017	8.70	12.96	5		2.06		-0.55		2.09	-0.58	102
Year ended 6-30-2016	8.08	-4.97	6		2.04		-0.38		2.07	-0.41	102
Year ended 6-30-2015	9.93	11.07	6		2.02		-0.64		2.05	-0.67	113
Class I Shares
Year ended 6-30-2019	10.65	14.07	261		0.87		0.25		0.91	0.21	123
Year ended 6-30-2018	10.55	11.91	240		0.87		0.65		0.92	0.60	79
Year ended 6-30-2017	10.16	14.28	271		0.87		0.64		0.91	0.60	102
Year ended 6-30-2016	9.32	-3.81	280		0.83		0.75		0.86	0.72	102
Year ended 6-30-2015	11.26	12.48	5		0.84		0.56		0.87	0.53	113
Class N Shares
Year ended 6-30-2019	10.59	14.31	—	*	0.75		0.40		—	—	123
Year ended 6-30-2018(6)	10.48	1.85	—	*	0.74	(7)	0.90	(7)	—	—	79	(8)
Class R Shares
Year ended 6-30-2019	10.55	13.52	—	*	1.49		-0.35		—	—	123
Year ended 6-30-2018(6)	10.45	1.56	—	*	1.49	(7)	0.16	(7)	—	—	79	(8)
Class Y Shares
Year ended 6-30-2019	10.57	13.87	—	*	1.11		0.03		1.14	0.00	123
Year ended 6-30-2018(6)	10.47	1.75	—	*	1.08	(7)	0.57	(7)	—	—	79	(8)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	23

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY WILSHIRE GLOBAL ALLOCATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 6-30-2019	$8.48	$0.15	$0.08	$0.23	$(0.17)	$(0.43)	$(0.60)
Year ended 6-30-2018	8.59	0.11	0.42	0.53	(0.16)	(0.48)	(0.64)
Year ended 6-30-2017	7.94	0.01	0.64	0.65	—	—	—
Year ended 6-30-2016	8.88	0.02	(0.96)	(0.94)	—	—	—
Year ended 6-30-2015	11.66	0.08	(0.58)	(0.50)	(0.08)	(2.20)	(2.28)
Class B Shares(5)
Year ended 6-30-2019	7.96	0.06	0.09	0.15	(0.10)	(0.43)	(0.53)
Year ended 6-30-2018	8.07	0.03	0.39	0.42	(0.05)	(0.48)	(0.53)
Year ended 6-30-2017	7.53	(0.07)	0.61	0.54	—	—	—
Year ended 6-30-2016	8.52	(0.07)	(0.92)	(0.99)	—	—	—
Year ended 6-30-2015	11.30	(0.02)	(0.56)	(0.58)	— *	(2.20)	(2.20)
Class C Shares
Year ended 6-30-2019	8.04	0.08	0.09	0.17	(0.10)	(0.43)	(0.53)
Year ended 6-30-2018	8.15	0.05	0.39	0.44	(0.07)	(0.48)	(0.55)
Year ended 6-30-2017	7.60	(0.05)	0.60	0.55	—	—	—
Year ended 6-30-2016	8.57	(0.05)	(0.92)	(0.97)	—	—	—
Year ended 6-30-2015	11.36	0.00	(0.57)	(0.57)	(0.02)	(2.20)	(2.22)
Class I Shares
Year ended 6-30-2019	8.58	0.18	0.09	0.27	(0.20)	(0.43)	(0.63)
Year ended 6-30-2018	8.70	0.15	0.41	0.56	(0.20)	(0.48)	(0.68)
Year ended 6-30-2017	8.01	0.04	0.65	0.69	—	—	—
Year ended 6-30-2016	8.94	0.05	(0.98)	(0.93)	—	—	—
Year ended 6-30-2015	11.71	0.11	(0.58)	(0.47)	(0.10)	(2.20)	(2.30)
Class N Shares
Year ended 6-30-2019	8.48	0.18	0.08	0.26	(0.19)	(0.43)	(0.62)
Year ended 6-30-2018(6)	8.72	0.03	(0.27)	(0.24)	—	—	—
Class R Shares
Year ended 6-30-2019	8.47	0.14	0.08	0.22	(0.16)	(0.43)	(0.59)
Year ended 6-30-2018(6)	8.72	0.01	(0.26)	(0.25)	—	—	—
Class Y Shares
Year ended 6-30-2019	8.48	0.16	0.08	0.24	(0.18)	(0.43)	(0.61)
Year ended 6-30-2018(6)	8.72	0.00 *	(0.24)	(0.24)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(6)	For the period from February 26, 2018 (commencement of operations of the class) through June 30, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2018.

    .

24	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)		Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2019	$8.11	3.52%	$820		0.40%		1.89%		0.44%		1.85%		36%
Year ended 6-30-2018	8.48	6.14	972		0.41		1.27		0.45		1.23		35
Year ended 6-30-2017	8.59	8.19	1,080		1.16		0.15		1.21		0.10		156
Year ended 6-30-2016	7.94	-10.59	1,370		1.16		0.25		1.16		0.25		64
Year ended 6-30-2015	8.88	-4.46	3,023		1.10		0.80		1.10		0.80		69
Class B Shares(5)
Year ended 6-30-2019	7.58	2.49	4		1.48		0.81		1.50		0.79		36
Year ended 6-30-2018	7.96	5.11	6		1.37		0.31		1.41		0.27		35
Year ended 6-30-2017	8.07	7.17	10		2.23		-0.92		2.40		-1.09		156
Year ended 6-30-2016	7.53	-11.62	17		2.25		-0.85		2.25		-0.85		64
Year ended 6-30-2015	8.52	-5.40	30		2.11		-0.21		2.11		-0.21		69
Class C Shares
Year ended 6-30-2019	7.68	2.91	11		1.19		1.07		1.21		1.05		36
Year ended 6-30-2018	8.04	5.31	14		1.18		0.64		1.22		0.60		35
Year ended 6-30-2017	8.15	7.24	26		1.97		-0.65		2.06		-0.74		156
Year ended 6-30-2016	7.60	-11.32	34		2.01		-0.61		2.01		-0.61		64
Year ended 6-30-2015	8.57	-5.29	52		1.95		-0.04		1.95		-0.04		69
Class I Shares
Year ended 6-30-2019	8.22	3.98	426		0.07		2.22		0.12		2.17		36
Year ended 6-30-2018	8.58	6.43	534		0.09		1.59		0.15		1.53		35
Year ended 6-30-2017	8.70	8.61	630		0.83		0.48		0.88		0.43		156
Year ended 6-30-2016	8.01	-10.40	805		0.83		0.63		0.83		0.63		64
Year ended 6-30-2015	8.94	-4.16	64		0.82		1.10		0.82		1.10		69
Class N Shares
Year ended 6-30-2019	8.12	3.95	—	*	0.07		2.25		0.09		2.23		36
Year ended 6-30-2018(6)	8.48	-2.75	—	*	0.25	(7)	0.91	(7)	0.36	(7)	0.80	(7)	35	(8)
Class R Shares
Year ended 6-30-2019	8.10	3.36	—	*	0.58		1.74		0.60		1.72		36
Year ended 6-30-2018(6)	8.47	-2.87	—	*	0.72	(7)	0.44	(7)	0.84	(7)	0.32	(7)	35	(8)
Class Y Shares
Year ended 6-30-2019	8.11	3.63	—	*	0.32		2.01		0.34		1.99		36
Year ended 6-30-2018(6)	8.48	-2.75	—	*	0.50	(7)	0.66	(7)	0.61	(7)	0.55	(7)	35	(8)

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

JUNE 30, 2019

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund (each, a “Fund”) are two series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Effective May 18, 2017, the Waddell & Reed Advisors Wilshire Global Allocation Fund (the Ivy Wilshire Global Allocation Fund’s “Predecessor Fund”) began operating as a fund-of-funds. Wilshire Associates Incorporated (“Wilshire”), the Fund’s subadviser, allocates certain of the Fund’s assets among the underlying affiliated funds (the “Multi-Asset Segment”). Prior to May 18, 2017, the Predecessor Fund invested in, among other investments, private placements and other restricted securities in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. Effective with the Predecessor Fund’s change to a fund-of-funds, the Fund does not intend to further invest in private placements and restricted securities and will seek to sell its holdings of such securities in accordance with its revised principal investment strategies. However, a portion of the Fund’s assets may remain invested in such securities given their limited market for resale. IICO will continue to manage the Fund’s investments in restricted securities and private placements (the “Private Equity Segment”) during that transition.

Each Fund offers Class A, Class B, Class C, Class I, Class N, Class R and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, R and Y have a distribution and service plan. Class I shares and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 120 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

26	ANNUAL REPORT	2019

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

The Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades

2019	ANNUAL REPORT	27

in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended June 30, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU is reflected in the disclosures of the financial statements.

In August 2018, U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Funds’ adoption of these amendments, effective with the financial statements prepared as of June 30, 2019, required modified disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust

28	ANNUAL REPORT	2019

the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market

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price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities or equity prices.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

30	ANNUAL REPORT	2019

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of June 30, 2019, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Futures Contracts. All Funds are authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Accumulative Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Accumulative Fund purchases and writes call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its

2019	ANNUAL REPORT	31

counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended June 30, 2019:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Accumulative Fund	Equity	$295	$—	$(2)	$737	$—	$1,030

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended June 30, 2019:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Accumulative Fund	Equity	$12	$—	$(86)	$195	$—	$121

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended June 30, 2019, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy Accumulative Fund	$—	$—	$1,975	$—	$47	$161

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS FOR CONSOLIDATION OF THE IVY WILSHIRE GLOBAL ALLOCATION FUND

WRA ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Ivy Wilshire Global Allocation Fund (referred to as “the Fund” in this subsection). The Company acts as an investment vehicle for the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Company. The consolidated financial statements include the accounts of the Fund and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Company comprising the entire issued share capital of the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Company.

See the table below for details regarding the structure, incorporation and relationship as of June 30, 2019 of the Company to the Fund (amounts in thousands).

Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Company Net Assets	Percentage of Fund Net Assets
WRA ASF III (SBP), LLC	4-9-13	4-23-13	$1,261,226	$1,301	0.10%

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6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

•

Ivy Accumulative Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

•

Ivy Wilshire Global Allocation Fund: For the Private Equity Segment: 0.70% of net assets of this segment up to $1 billion; 0.65% of net assets of this segment over $1 billion and up to $2 billion; 0.60% of net assets of this segment over $2 billion and up to $3 billion; and 0.55% of net assets of this segment over $3 billion.

For the Multi-Asset Segment, the Fund’s cash on hand and all other Fund assets other than the Private Equity Segment: 0.06% of net assets of this segment up to $500 million; 0.05% of net assets of this segment over $500 million and up to $1 billion; 0.04% of net assets of this segment over $1 billion and up to $2 billion; and 0.03% of net assets of this segment over $2 billion.

Under an agreement between IICO and Wilshire, Wilshire serves as subadviser for the Multi-Asset Segment of the Ivy Wilshire Global Allocation Fund. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadviser.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, Ivy Accumulative Fund (and Ivy Wilshire Global Allocation Fund prior to May 18, 2017), pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, the Ivy Accumulative Fund (and the Ivy Wilshire Global Allocation Fund prior to May 18, 2017) pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Effective May 18, 2017, under the Accounting and Administrative Services Agreement for the Ivy Wilshire Global Allocation Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, effective May 18, 2017, the Ivy Wilshire Global Allocation Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

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Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to IDI. During the year ended June 30, 2019, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC					Commissions Paid(1)
		Class A	Class B		Class C
Ivy Accumulative Fund	$376	$1	$—	*	$—	*	$322
Ivy Wilshire Global Allocation Fund	777	1	1		2		672

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions and extraordinary expenses, if any).

In the table below, Ivy Accumulative Fund’s expense limits exclude acquired fund fees and expenses, while Ivy Wilshire Global Allocation Fund’s expense limits include acquired fund fees and expenses. Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the underlying Ivy Funds in which the Ivy Wilshire Global Allocation Fund invests. Fund and class expense limitations and related waivers/reimbursements for the year ended June 30, 2019 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Accumulative Fund	Class B	Contractual	10-1-2016	10-31-2020	2.29%	$5		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	10-31-2020	2.07%	$2		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2016	10-31-2020	0.87%	$99		Shareholder Servicing
	Class N	Contractual	8-15-2018	10-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	2-26-2018	10-31-2020	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing

34	ANNUAL REPORT	2019

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Wilshire Global Allocation Fund	All Classes	Contractual	5-18-2017	10-31-2020	N/A	$335	(1)	Investment Management Fee
	Class A	Contractual	5-18-2017	10-31-2020	1.16%	$77		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-1-2016	10-31-2020	2.25%	$—		N/A
	Class C	Contractual	10-1-2016	10-31-2020	2.01%	$—		N/A
	Class I	Contractual	10-1-2016	10-31-2020	0.83%	$85		Shareholder Servicing
	Class N	Contractual	8-15-2018	10-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	2-26-2018	10-31-2020	Not to exceed Class A	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class B, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the funds as a reimbursement but not paid as of June 30, 2019 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended June 30, 2019.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended June 30, 2019 follows:

	6-30-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	6-30-19 Share Balance	6-30-19 Value		Net Change in Unrealized Appreciation/ (Depreciation)
Ivy Wilshire Global Allocation Fund
Media Group Holdings LLC, Series H(2)	73	$—	$—	$—	$—	73	$—	*	$9
Media Group Holdings LLC, Series T(2)	9	—	—	—	—	9	1,284		827
Ivy Apollo Strategic Income Fund, Class N	5,413	10,563	15,123	(380)	2,372	4,997	50,115		929
Ivy Core Equity Fund, Class N	3,223	4,915	25,479	5,761	963	1,912	30,890		(4,053)
Ivy Corporate Bond Fund, Class N	8,977	21,331	33,134	(1,086)	1,109	7,116	45,472		3,410
Ivy Emerging Markets Equity Fund, Class N	5,732	44,440	54,309	2,780	1,500	5,238	104,022		1,197
Ivy European Opportunities Fund, Class N(3)	1,578	—	50,134	2,480	—	N/A	N/A		(1,988)
Ivy Global Bond Fund, Class N	N/A	27,298	2,460	16	240	2,587	25,688		850
Ivy Government Securities Fund, Class N	27,956	1,922	116,135	(2,512)	1,820	6,970	38,477		5,360
Ivy International Small Cap Fund, Class N	5,843	7,628	18,539	(1,464)	929	5,002	56,017		(7,622)
Ivy International Core Equity Fund, Class N	12,936	41,422	73,046	9,241	4,969	11,569	198,878		(26,536)
Ivy Large Cap Growth Fund, Class N	3,175	9,650	26,076	9,881	80	2,457	63,703		(385)

2019	ANNUAL REPORT	35

	6-30-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	6-30-19 Share Balance	6-30-19 Value	Net Change in Unrealized Appreciation/ (Depreciation)
Ivy LaSalle Global Real Estate Fund, Class N	2,256	$7,110	$6,548	$472	$740	2,293	$25,319	$505
Ivy Limited-Term Bond Fund, Class N(3)	N/A	62,218	62,218	662	985	N/A	N/A	—
Ivy Mid Cap Growth Fund, Class N	1,170	2,560	9,390	3,931	—	870	25,343	(236)
Ivy Mid Cap Income Opportunities Fund, Class N	2,252	1,124	7,880	1,518	641	1,708	24,970	223
Ivy Pictet Emerging Markets Local Currency Debt Fund, Class N	4,904	7,622	13,957	(949)	97	4,282	38,283	2,639
Ivy Pictet Targeted Return Bond Fund, Class N	7,665	23,325	24,393	(301)	4,180	7,582	76,805	1,302
Ivy PineBridge High Yield Fund, Class N	3,167	14,822	8,720	(288)	1,603	3,803	37,610	656
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1,514	15,285	6,897	(66)	678	2,286	25,082	580
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	7,648	2,652	35,294	2,400	1,918	4,658	57,202	4,574
Ivy Pzena International Value Fund, Class N	N/A	95,586	23,875	4,277	780	3,962	61,052	(10,660)
Ivy Securian Core Bond Fund, Class N	11,840	64,254	64,761	(1,626)	3,303	11,837	128,783	5,329
Ivy Small Cap Core Fund, Class N	740	19,625	8,699	1,200	733	1,287	24,948	(2,519)
Ivy Small Cap Growth Fund, Class N	620	2,076	4,568	1,853	84	508	12,596	(1,200)
Ivy Value Fund, Class N	5,518	8,657	39,859	7,045	1,406	4,202	98,821	(1,576)

				$44,845	$31,130		$1,251,360	$(28,385)

*	Not shown due to rounding.

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

(2)	No dividends were paid during the preceding 12 months.

(3)	No longer affiliated as of June 30, 2019.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended June 30, 2019, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Accumulative Fund	$—	$1,600,696	$—	$1,731,906
Ivy Wilshire Global Allocation Fund	—	496,105	—	732,774

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. Dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

36	ANNUAL REPORT	2019

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of June 30, 2019 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of June 30, 2019:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Accumulative Fund	$21,400	$8,577	$13,264	$21,841

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Accumulative Fund				Ivy Wilshire Global Allocation Fund
	Year ended 6-30-19		Year ended 6-30-18		Year ended 6-30-19		Year ended 6-30-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	4,474	$44,494	2,776	$28,922	5,654	$45,843	7,656	$66,958
Class B	4	35	3	30	11	83	10	80
Class C	126	1,049	117	1,020	163	1,245	234	1,948
Class I	5,907	60,817	4,576	47,100	4,760	39,314	7,093	62,766
Class N	—	—	24	250	—	—	29	250
Class R	—	—	24	250	—	—	29	250
Class Y	—	—	24	250	—	—	29	250
Shares issued in reinvestment of distributions to shareholders:
Class A	12,196	109,276	7,635	74,593	8,464	61,957	8,538	72,571
Class B	17	127	17	140	46	315	67	539
Class C	42	314	47	390	115	799	195	1,584
Class I	2,845	25,658	1,805	17,742	4,662	34,502	5,101	43,821
Class N	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	—	—	—	—
Shares redeemed:
Class A	(15,584)	(158,331)	(17,292)	(176,212)	(27,730)	(224,408)	(27,366)	(239,040)
Class B	(85)	(715)	(110)	(936)	(359)	(2,732)	(582)	(4,768)
Class C	(118)	(1,029)	(477)	(4,166)	(650)	(5,003)	(1,921)	(16,055)
Class I	(7,009)	(71,732)	(10,272)	(105,604)	(19,704)	(161,447)	(22,320)	(197,392)
Class N	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class Y	—	—	—	—	—	—	—	—
Net increase (decrease)	2,815	$9,963	(11,103)	$(116,231)	(24,568)	$(209,532)	(23,208)	$(206,238)

2019	ANNUAL REPORT	37

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at June 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Accumulative Fund	$1,146,972	$295,453	$23,008	$272,445
Ivy Wilshire Global Allocation Fund	1,323,684	54,390	116,902	(62,512)

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended June 30, 2019 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Accumulative Fund	$—	$124,580	$—	$13,945	$2,867
Ivy Wilshire Global Allocation Fund	4,649	24,988	—	834	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended June 30, 2019 and 2018 were as follows:

	June 30, 2019		June 30, 2018
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Accumulative Fund	$70,144	$72,866	$49,020	$49,140
Ivy Wilshire Global Allocation Fund	64,382	34,887	44,863	75,504

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies, and partnership transactions. At June 30, 2019, the following reclassifications were made:

Fund	Accumulated Net Earnings Gain (Loss)		Paid-In Capital
Ivy Accumulative Fund	$—	*	$—	*
Ivy Wilshire Global Allocation Fund	—		—

*	Not shown due to rounding.

38	ANNUAL REPORT	2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion	on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, each a series of Ivy Funds (the “Funds”), including the schedules of investments, as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis	for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

August 16, 2019

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2019	ANNUAL REPORT	39

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2019:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Accumulative Fund	$24,999,568	$25,646,614
Ivy Wilshire Global Allocation Fund	5,980,924	13,507,392

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Accumulative Fund	$72,866,543
Ivy Wilshire Global Allocation Fund	34,887,140

40	ANNUAL REPORT	2019

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (45 portfolios), and (except as noted in the tables below) for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, InvestEd Portfolios (“InvestEd”) (6 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”), Ivy NextShares (“NextShares”) (3 portfolios) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 Portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present).	83	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corp. (Insurance) and wholly-owned subsidiaries: U.S. Alliance Life and Security Company and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee, IVH (2017 to present); Trustee, NextShares (2017 to present); Trustee, InvestEd (2001 to present); Trustee, Ivy VIP (1997 to present).

2019	ANNUAL REPORT	41

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	82	Director, Valparaiso University (2012 to present) Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, Patients Voices, Inc. (technology) (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, NextShares (2019 to present); Trustee, InvestEd (2019 to present); Trustee, Ivy VIP (2019 to present).
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	83	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, IVH (2013 to present); Trustee, NextShares (2016 to present); Trustee, InvestEd (2017 to present); Trustee, Ivy VIP (2017 to present).

42	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010 to present), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	83	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, IVH (2013 to present); Independent Chairman and Trustee, NextShares (2016 to present); Independent Chairman and Trustee, InvestEd (Independent Chairman: 2015 to present; Trustee: 2001 to present); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present).
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	83	Director, Thomas Foundation for Cancer Research (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, IVH (2013 to present); Trustee, NextShares (2016 to present); Trustee, InvestEd (2017 to present); Trustee, Ivy VIP (2017 to present).

2019	ANNUAL REPORT	43

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	82	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004 to present); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017 to present); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Director, Turn the Page KC (non-profit) (2012-2016); Trustee, NextShares (2019 to present); Trustee, InvestEd (2019 to present); Trustee, Ivy VIP (2019 to present).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	83	Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, IVH (2017 to present); Trustee, NextShares (2017 to present); Trustee, InvestEd (2001 to present); Trustee, Ivy VIP (1996 to present).

44	ANNUAL REPORT	2019

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	83	Director of Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, IVH (2013 to present); Trustee, NextShares (2016 to present); Trustee, InvestEd (2017 to present); Trustee, Ivy VIP (2017 to present).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	83	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, IVH (2013 to present); Trustee, NextShares (2016 to present); Trustee, InvestEd (2017 to present); Trustee, Ivy VIP (2017 to present).

2019	ANNUAL REPORT	45

Interested Trustees

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	83	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, Waddell & Reed Advisors Funds (1998-2018); Trustee, IVH (2013 to present); Trustee, NextShares (2016 to present); Trustee, InvestEd (2001 to present); Trustee, Ivy VIP (1998 to present).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present) and WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019) and WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	82	Trustee, NextShares (2019 to present); Trustee, InvestEd (2019 to present); Trustee, Ivy VIP (2019 to present).

46	ANNUAL REPORT	2019

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed and IDI (2018 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present).
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011 to present); CIO of IICO (2010 to 2019) and WRIMCO (2010-2018).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010 to present).
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO (2004 to present) and WRIMCO (2004-2018); Executive Vice President of WRSCO (2016 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the other Trusts within the Fund Complex since 1998, until his appointment as President in August 2016.

2019	ANNUAL REPORT	47

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

48	ANNUAL REPORT	2019

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2019	ANNUAL REPORT	49

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50	ANNUAL REPORT	2019

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy International Core Equity Fund

Ivy International Small Cap Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares MSCI ACWI Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2019	ANNUAL REPORT	51

ANN-ACCWIL (6/19)

ITEM 2.	CODE OF ETHICS

(a)

As of June 30, 2019, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, James D. Gressett and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2018	$34,350
2019	30,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2018	$2,667
2019	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2018	$27,610
2019	29,440

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2018	$2,330
2019	11,891

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$32,607 and $41,331 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $97,700 and $41,300 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	September 6, 2019

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	September 6, 2019